--------------------------------------------------------------------------------
                                                                      SCHEDULE I
AMERICAN INTERNATIONAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF INVESTMENTS --
OTHER THAN INVESTMENTS IN RELATED PARTIES
AS OF DECEMBER 31, 2000

(IN MILLIONS)
-------------------------------------------------------------------------------------------------
                                                                                      AMOUNT AT
                                                                                     WHICH SHOWN
                                                                                       IN THE
                                                               COST*      VALUE     BALANCE SHEET
-------------------------------------------------------------------------------------------------
Fixed maturities:
  Bonds:
    United States Government and government agencies and
     authorities                                              $  2,484   $  2,609   $       2,606
    States, municipalities and political subdivisions           22,302     23,166          22,649
    Foreign governments                                         19,114     19,828          19,828
    Public utilities                                            10,252     10,589          10,589
    All other corporate                                        112,140    110,470         110,470
-------------------------------------------------------------------------------------------------
  Total bonds                                                  166,292    166,662         166,142
-------------------------------------------------------------------------------------------------
Total fixed maturities                                         166,292    166,662         166,142
-------------------------------------------------------------------------------------------------
Equity securities:
  Common stocks:
    Public utilities                                               138        150             150
    Banks, trust and insurance companies                           664        735             735
    Industrial, miscellaneous and all other                      6,249      5,920           5,920
-------------------------------------------------------------------------------------------------
  Total common stocks                                            7,051      6,805           6,805
  Non-redeemable preferred stocks                                1,318      1,207           1,207
-------------------------------------------------------------------------------------------------
Total equity securities                                          8,369      8,012           8,012
-------------------------------------------------------------------------------------------------
Mortgage loans on real estate, policy and collateral loans      18,596     18,596          18,596
Financial services assets:
  Flight equipment primarily under operating leases, net of
    accumulated depreciation                                    19,325         --          19,325
  Securities available for sale, at market value                14,636     14,669          14,669
  Trading securities, at market value                               --      7,347           7,347
  Spot commodities, at market value                                 --        363             363
  Unrealized gain on interest rate and currency swaps,
    options and forward transactions                                --     10,235          10,235
  Trading assets                                                 7,045         --           7,045
  Securities purchased under agreements to resell, at
    contract value                                              14,991         --          14,991
Other invested assets                                           13,486         --          13,486
Finance receivables, net of allowance                           11,378         --          11,378
Short-term investments, at cost (approximates market value)      6,502         --           6,502
-------------------------------------------------------------------------------------------------
Total investments                                             $280,620         --   $     298,091
-------------------------------------------------------------------------------------------------

* Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

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

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                                                                     SCHEDULE II
AMERICAN INTERNATIONAL GROUP, INC. AND SUBSIDIARIES
CONDENSED FINANCIAL INFORMATION OF REGISTRANT
BALANCE SHEET -- PARENT COMPANY ONLY

(IN MILLIONS)
-------------------------------------------------------------------------------
DECEMBER 31,                                                   2000      1999
-------------------------------------------------------------------------------
ASSETS:
  Cash                                                        $     1   $     3
  Short-term investments                                            2         1
  Invested assets                                                 721       760
  Carrying value of subsidiaries and partially-owned
    companies, at equity                                       47,532    40,938
  Premiums and insurance balances receivable -- net               155       113
  Other assets                                                  2,140       377
-------------------------------------------------------------------------------
TOTAL ASSETS                                                   50,551    42,192
-------------------------------------------------------------------------------
LIABILITIES:
  Insurance balances payable                                      334       285
  Due to affiliates -- net                                        930       861
  Medium term notes payable                                       582       481
  Term notes payable                                              433       432
  Zero coupon notes                                               127       114
  Italian Lire bonds                                              159       159
  Other liabilities                                               547       219
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                               3,112     2,551
-------------------------------------------------------------------------------
CAPITAL FUNDS:
  Common stock                                                  6,914     4,870
  Additional paid-in capital                                    2,830     2,324
  Retained earnings                                            42,598    38,772
  Accumulated other comprehensive income                       (2,440)   (3,381)
  Treasury stock                                               (2,463)   (2,944)
-------------------------------------------------------------------------------
TOTAL CAPITAL FUNDS                                            47,439    39,641
-------------------------------------------------------------------------------
TOTAL LIABILITIES AND CAPITAL FUNDS                           $50,551   $42,192
-------------------------------------------------------------------------------

STATEMENT OF INCOME -- PARENT COMPANY ONLY

(IN MILLIONS)
--------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,                                       2000     1999     1998
--------------------------------------------------------------------------------------
Agency loss                                                   $  (11)  $  (13)  $   (6)
Financial services income                                        280      246      263
Asset management income (loss)                                    (5)       5       --
Dividend income from consolidated subsidiaries:
  Cash                                                         1,514    1,049      856
  Other                                                           --       30       --
Dividend income from partially-owned companies                    --        7       14
Equity in undistributed net income of consolidated
  subsidiaries and partially-owned companies                   5,233    5,311    4,501
Other income (deductions) -- net                                 (87)    (162)    (210)
--------------------------------------------------------------------------------------
Income before income taxes                                     6,924    6,473    5,418
Income taxes                                                     285      287      372
--------------------------------------------------------------------------------------
NET INCOME                                                    $6,639   $6,186   $5,046
--------------------------------------------------------------------------------------

See Accompanying Notes to Financial Statements.

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                                                                     SCHEDULE II
AMERICAN INTERNATIONAL GROUP, INC. AND SUBSIDIARIES
CONDENSED FINANCIAL INFORMATION OF REGISTRANT (CONTINUED)
STATEMENT OF CASH FLOWS -- PARENT COMPANY ONLY

(IN MILLIONS)
-----------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,                                       2000      1999      1998
-----------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $ 6,639   $ 6,186   $ 5,046
-----------------------------------------------------------------------------------------
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY
  OPERATING ACTIVITIES:
  Non-cash revenues, expenses, gains and losses included in
    income:
    Equity in undistributed net income of consolidated
     subsidiaries and partially-owned companies                (5,233)   (5,311)   (4,501)
    Change in premiums and insurance balances receivable and
     payable -- net                                                 7        (1)       30
    Change in cumulative translation adjustments                   85       (99)      (18)
    Other -- net                                                 (140)     (144)      178
-----------------------------------------------------------------------------------------
    Total adjustments                                          (5,281)   (5,555)   (4,311)
-----------------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                       1,358       631       735
-----------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of investments                                        (131)      (44)     (154)
  Sale of investments                                               1        62        --
  Change in short-term investments                                 (1)        9        (9)
  Change in collateral and guaranteed loans                        10        18       (25)
  Contributions to subsidiaries and investments in
    partially-owned companies                                    (687)     (415)     (444)
  Other -- net                                                    (26)      (39)      (36)
-----------------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                            (834)     (409)     (668)
-----------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Change in medium term notes                                     101        14       (29)
  Change in term notes                                              1      (556)      100
  Proceeds from common stock issued                               144       244        40
  Change in loans payable                                         477       217       218
  Cash dividends to shareholders                                 (335)     (303)     (324)
  Acquisition of treasury stock                                  (947)     (275)      (81)
  Proceeds from redemption of Premium Equity Redemption
    Cumulative Security Units                                      --       431        --
  Other -- net                                                     33         7         7
-----------------------------------------------------------------------------------------
NET CASH USED IN FINANCING ACTIVITIES                            (526)     (221)      (69)
-----------------------------------------------------------------------------------------
CHANGE IN CASH                                                     (2)        1        (2)
CASH AT BEGINNING OF YEAR                                           3         2         4
-----------------------------------------------------------------------------------------
CASH AT END OF YEAR                                           $     1   $     3   $     2
-----------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS -- PARENT COMPANY ONLY

(1) Agency operations conducted in New York through the North American Division of AIU are included in the financial statements of the parent company.

(2) Certain accounts have been reclassified in the 1999 and 1998 financial statements to conform to their 2000 presentation.

(3) "Equity in undistributed net income of consolidated subsidiaries and partially-owned companies" in the accompanying Statement of Income -- Parent Company Only -- includes equity in income of the minority-owned insurance operations.

(4) See also Notes to Consolidated Financial Statements.

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

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                                                                    SCHEDULE III
AMERICAN INTERNATIONAL GROUP, INC. AND SUBSIDIARIES
SUPPLEMENTARY INSURANCE INFORMATION
AS OF DECEMBER 31, 2000, 1999 AND 1998
AND FOR THE YEARS THEN ENDED

(IN MILLIONS)
---------------------------------------------------------------------------------------------------------------------------------
                                          RESERVES FOR
                                           LOSSES AND                                                   LOSSES AND   AMORTIZATION
                             DEFERRED         LOSS        RESERVE     POLICY                               LOSS      OF DEFERRED
                              POLICY        EXPENSES,       FOR         AND                   NET        EXPENSES       POLICY
                            ACQUISITION   FUTURE POLICY   UNEARNED   CONTRACT    PREMIUM   INVESTMENT   INCURRED,    ACQUISITION
SEGMENT                        COSTS       BENEFITS(A)    PREMIUMS   CLAIMS(B)   REVENUE     INCOME      BENEFITS      COSTS(C)
---------------------------------------------------------------------------------------------------------------------------------
2000
  General insurance         $     2,438   $      40,613   $ 12,510   $     --    $17,407   $    2,701   $   13,104   $      1,708
  Life insurance                 14,209          51,532         --      1,414     17,173       10,664       17,788   $      1,803
---------------------------------------------------------------------------------------------------------------------------------
                            $    16,647   $      92,145   $ 12,510   $  1,414    $34,580   $   13,365   $   30,892   $      3,511
---------------------------------------------------------------------------------------------------------------------------------
1999
  General insurance         $     2,132   $      38,252   $ 11,450   $     --    $15,544   $    2,517   $   11,738   $      1,528
  Life insurance                 13,642          47,759         --      1,364     15,480        9,505       15,862   $         86
---------------------------------------------------------------------------------------------------------------------------------
                            $    15,774   $      86,011   $ 11,450   $  1,364    $31,024   $   12,022   $   27,600   $      1,614
---------------------------------------------------------------------------------------------------------------------------------
1998
  General insurance         $     1,852   $      38,310   $ 10,009   $     --    $14,098   $    2,192   $   10,657   $      1,358
  Life insurance                 10,438          39,627         --      1,604     13,725        8,357       14,019   $        841
---------------------------------------------------------------------------------------------------------------------------------
                            $    12,290   $      77,937   $ 10,009   $  1,604    $27,823   $   10,549   $   24,676   $      2,199
---------------------------------------------------------------------------------------------------------------------------------

(IN MILLIONS)
---------------------------  --------------------

                               OTHER       NET
                             OPERATING   PREMIUMS
SEGMENT                      EXPENSES    WRITTEN
---------------------------  --------------------
2000
  General insurance          $   1,810   $ 17,526
  Life insurance             $   3,262         --
----------------------------------------------------------
                             $   5,072   $ 17,526
--------------------------------------------------------------------
1999
  General insurance          $   1,609   $ 16,224
  Life insurance             $   4,679         --
------------------------------------------------------------------------------
                             $   6,288   $ 16,224
----------------------------------------------------------------------------------------
1998
  General insurance          $   1,552   $ 14,586
  Life insurance             $   3,552         --
--------------------------------------------------------------------------------------------------
                             $   5,104   $ 14,586
------------------------------------------------------------------------------------------------------------

(a) Reserves for losses and loss expenses with respect to the general insurance operations are net of discounts of $1.29 billion, $1.08 billion and $551 million for 2000, 1999 and 1998, respectively.

(b) Reflected in insurance balances payable on the accompanying balance sheet.

(c) Amounts shown for general insurance segment exclude amounts deferred and amortized in the same period.

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                                                                     SCHEDULE IV
AMERICAN INTERNATIONAL GROUP, INC. AND SUBSIDIARIES
REINSURANCE
AS OF DECEMBER 31, 2000, 1999 AND 1998
AND FOR THE YEARS THEN ENDED

(DOLLARS IN MILLIONS)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  PERCENT OF
                                                                              CEDED      ASSUMED                    AMOUNT
                                                                            TO OTHER    FROM OTHER       NET       ASSUMED
                                                             GROSS AMOUNT   COMPANIES   COMPANIES       AMOUNT      TO NET
----------------------------------------------------------------------------------------------------------------------------
2000
Life insurance in-force                                      $    969,919   $ 185,705   $    1,973     $786,187          0.3%
----------------------------------------------------------------------------------------------------------------------------
Premiums:
  General insurance                                          $     20,116   $   7,524   $    4,934     $ 17,526         28.1%
  Life insurance                                                   17,860         762           75       17,173(b)        0.4
----------------------------------------------------------------------------------------------------------------------------
Total premiums                                               $     37,976   $   8,286   $    5,009     $ 34,699         14.4%
----------------------------------------------------------------------------------------------------------------------------
1999
Life insurance in-force                                      $    947,524   $ 163,982   $    3,409     $786,951          0.4%
----------------------------------------------------------------------------------------------------------------------------
Premiums:
  General insurance                                          $     18,660   $   6,345   $    3,909(a)  $ 16,224         24.1%
  Life insurance                                                   16,051         876          305       15,480(b)        2.0
----------------------------------------------------------------------------------------------------------------------------
Total premiums                                               $     34,711   $   7,221   $    4,214     $ 31,704         13.3%
----------------------------------------------------------------------------------------------------------------------------
1998
Life insurance in-force                                      $    841,502   $ 128,777   $    3,543     $716,268          0.5%
----------------------------------------------------------------------------------------------------------------------------
Premiums:
  General insurance                                          $     17,931   $   6,098   $    2,753(a)  $ 14,586         18.9%
  Life insurance                                                   14,147         734          312       13,725(b)        2.3
----------------------------------------------------------------------------------------------------------------------------
Total premiums                                               $     32,078   $   6,832   $    3,065     $ 28,311         10.8%
----------------------------------------------------------------------------------------------------------------------------

(a) The increase results from the consolidation of Transatlantic, which is a reinsurance company.

(b) Includes accident and health premiums of $2.58 billion, $2.25 billion and $1.88 billion in 2000, 1999 and 1998, respectively.

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